Results for Q4 Fiscal 2022 Earnings Announcement: April 14, 2023 (Quarter Ending December 31, 2022) Presented by: David Little Chairman, President & CEO Kent Yee Senior Vice President & CFO

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws that involve risks and uncertainties. Certain statements contained in this report are not purely historical, including statements regarding our expectations, beliefs, intentions or strategies regarding the future that are forward-looking. These statements include statements concerning projected revenues, expenses, gross profit, income, gross margins or other financial items. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations. These cautionary statements qualify all forward- looking statements attributable to us or persons acting on our behalf. Risks and uncertainties that could cause actual results to differ from those in the forward-looking statements are described in “Risk Factors” and “Forward-Looking Statements” in our Quarterly Reports on Form 10-Q and in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Statement Regarding use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, Free Cash Flow, Return on Invested Capital (ROIC) and variations thereof are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP, or as alternative measures of liquidity. Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide financial statement users meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. The adjustments and Adjusted EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. 2

Please refer to the appendix of this presentation for current period reconciliation of the Non-GAAP financial measures to the most directly comparable GAAP measures. Q4 INCOME STATEMENT HIGHLIGHTS 3 ($ thousands) Prior Yr Qtr Prior Qtr Current Qtr Prior Yr Current Yr Dec 31, 2021 Sep 30, 2022 Dec 31, 2022 Dec 31, 2021 Dec 31, 2022 Sales 293,149$ 387,314$ 406,295$ 1,113,921$ 1,480,832$ % growth - seq. 1.3% 5.3% 4.9% % growth - yoy 26.0% 33.8% 38.6% 10.8% 32.9% Gross Profit 84,655 111,633 111,259 328,506 422,038 % margin 28.9% 28.8% 27.4% 29.5% 28.5% Operating Income 7,593 26,539 23,734 39,857 97,752 % margin 2.6% 6.9% 5.8% 3.6% 6.6% Adj. EBITDA, as reported 14,771 34,321 31,618 70,231 126,805 % margin 5.0% 8.9% 7.8% 6.3% 8.6% Diluted EPS 0.05$ 0.71$ 0.37$ 0.83$ 2.47$ Avg. Daily Sales: 4,806$ 6,052$ 6,553$ 4,438$ 5,853$

0.19 0.02 0.41 0.36 0.05 0.65 0.74 0.75 0.37 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 Diluted Earnings Per Share ($ actuals) QUARTERLY FINANCIAL HIGHLIGHTS 233 246 286 289 293 319 368 387 40627.6% 29.2% 29.9% 30.0% 28.9% 29.7% 28.4% 28.8% 27.4% 15.0% 17.0% 19.0% 21.0% 23.0% 25.0% 27.0% 29.0% 31.0% Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 0 50 100 150 200 250 300 350 400 450 Sales and Gross Margin ($ millions) 13 14 23 19 15 28 33 34 32 5.5% 5.7% 7.9% 6.5% 5.0% 8.9% 8.9% 8.9% 7.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 0 5 10 15 20 25 30 35 40 EBITDA and EBITDA Margin ($ millions) 16% 17% 21% 23% 22% 24% 24% 25% 32% Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 0% 5% 10% 15% 20% 25% 30% 35% Return on Invested Capital ROIC% 4 Return on invested capital is defined as tax-effected LTM EBITDA / average total net operating assets. *Sep-20 and Dec-20 diluted earnings per share is adjusted for the impact of $48.4 million and $11.5 million in goodwill and other related impairments as well as the normalization of tax rates see appendix for reconciliation. Sep-22 diluted earnings per share is adjusted for the impact of a one-time non-cash loss on the sale of an asset.

Q4 OPERATING PERFORMANCE BY SEGMENT 5 ($ millions) *Corporate expense includes amortization of intangible assets. Please refer to the appendix of this presentation for current period reconciliation of the Non-GAAP financial measures to the most directly comparable GAAP measures. Sales $ Corporate* OP$ OP% $ 279.4 $ 61.2 $ 65.7 --- $ 31.7 $ 6.9 $ 5.2 $ (20.1) 11.4% 11.3% 7.9% Total DXP $ 406.3 $ 23.7 5.8% 11.4% 5.0 20.0 2.0 20.0 5.0 20.0 7.9% Sales Mix 69% 15% 16% 100% 11.3%

Net working capital is calculated as accounts receivable plus inventory plus cost & est. profits in excess of billings, plus prepaid expenses less accounts payable less accrued wages less billings in excess of costs and profits less customer advances less other accrued liabilities Free cash flow is calculated as cash from operations less net purchases of property & equipment CASH FLOW & WORKING CAPITAL 6 159 160 154 169 186 218 247 272 277 15.8% 16.8% 15.7%16.1%16.7% 18.4% 19.5%19.9% 18.7% 0.0% 5.0% 10.0% 15.0% 20.0% NET WORKING CAPITAL ($ millions) % of LTM sales Q4’22 Prior Qtr Current Qtr Current Yr Sep 30, 2022 Dec 31, 2022 Dec 31, 2022 GAAP net income 13,042$ 8,039$ 48,102$ Depreciation and amortization 7,493 7,175 28,500 Change in net working capital (20,466) (8,021) (69,046) Other operating cash flows, net (3,498) (3,554) (1,660) Net Cash provided by operating activities (3,429) 3,639 5,896 Purchase of property & equipment, net 1,578 1,490 4,916 Proceeds from sale of assets - - - Free Cash Flow (5,007) 2,149 980 Net Cash used in financing activities 6,271 26,019 44,312 Cash at end of the period 17,064 46,119 46,119 Supplemental Information: Purchase of businesses 4,389 - 48,506 Cash paid for income taxes 10,179 13,133 26,179 Cash paid for interest 6,392 9,068 25,321 Net Debt 347,859 382,107 382,107

APPENDIX

RECONCILIATION OF OPERATING INCOME ($ thousands) Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 Operating income for DXP segments $43,871 $30,509 $176,741 $122,964 Adjustments for: Impairment/other non-cash charges - - - - Amortization of intangibles 4,957 4,507 18,915 17,197 Corporate expenses 15,180 18,409 60,074 65,910 Total operating income $23,734 $7,593 $97,752 $39,857 Interest expense 11,525 5,245 29,135 21,089 Other expense (income), net (227) 570 2,717 (414) Income before income taxes $ 12,436 $ 1,778 $ 65,900 $ 19,183 8

RECONCILIATION OF NON-GAAP MEASURES: INCOME BEFORE INCOME TAXES TO EBITDA and ADJUSTED EBITDA ($ thousands) Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 Income before income taxes $ 12,436 $ 1,778 $ 65,900 $ 19,182 Plus: interest expense 11,525 5,245 29,135 21,089 Plus: depreciation and amortization 7,175 7,073 28,500 27,143 EBITDA $31,136 $14,096 $123,535 $67,414 Plus: NCI loss (gain) before tax _ 206 227 993 Plus: Impairment/other non- cash charges _ _ 1,193 _ Plus: Stock compensation expense 482 469 1,850 1,823 Adjusted EBITDA $31,618 $14,771 $126,805 $70,230 The following table is a reconciliation of EBITDA and adjusted EBITDA, non-GAAP financial measures, to income before income taxes, calculated and reported in accordance with U.S. GAAP. 9

NASDAQ: DXPE APRIL 2023 10